UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2004

____________________________________

LEFT RIGHT MARKETING TECHNOLOGY, INC.

(Exact name of registrant as specified in charter)

_____________________________________________

Delaware	0-9047	02-0314487
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

6600 Amelia Earhart Court
Las Vegas, Nevada	89119
(Address of Principal Executive Office)	(Zip Code)

(702) 260-9305

(Registrant's Executive Office Telephone Number)

ITEM 5. OTHER EVENTS

Press Releases

        On June 15, 2004, the Registrant issued a press release announcing the completion of a letter of intent to purchase NeoLink Wireless Content Inc., a Los Angeles-based wireless broadcast company. NeoLink currently operates two MobiTV live television channels available to Sprint PCS Vision cellular customers. Completion of the NeoLink acquisition is subject to final due diligence review and the satisfaction of other customary conditions.

        Additionally, on June 29, 2004, the Registrant issued a press release to provide an open letter to all of its stockholders and the investment community. The purpose of the letter was to outline its accomplishments over the past 11 months and to give an overview of things to come.

        Copies of the press releases are attached hereto as exhibits.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

99.1    Press Release dated June 15, 2004.

99.2    Press Release dated June 29, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                            LEFT RIGHT MARKETING TECHNOLOGY, INC.

                                                                                            By: /S/Richard M. "Mick" Hall

                                                                                                  Richard M. "Mick" Hall, President

Date: July 2, 2004